UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 12, 2017
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2017-C1

(Central Index Key Number 0001706060)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Société Générale

(Central Index Key Number 0001238163)

CIBC Inc.

(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-01	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On June 12, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C1, Commercial Mortgage Pass-Through Certificates, Series 2017-C1.

The Mortgage Loan secured by the mortgaged property identified as “Save Mart Portfolio” on Exhibit B to the Pooling and Servicing Agreement (“The Save Mart Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (“The Save Mart Portfolio Whole Loan”) that also includes five (5) additional pari passu promissory notes and one (1) subordinate promissory note, which are not assets of the Issuing Entity. The Save Mart Portfolio Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and The Save Mart Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.6.

The Mortgage Loan secured by the mortgaged property identified as “Moffett Place Google” on Exhibit B to the Pooling and Servicing Agreement (the “Moffett Place Google Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Moffett Place Google Whole Loan”) that also includes five (5) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Moffett Place Google Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CD 2017-CD3 securitization transaction, an executed version of which is attached hereto as Exhibit 4.2 and the Moffett Place Google Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The Mortgage Loan secured by the mortgaged property identified as “Apple Sunnyvale” on Exhibit B to the Pooling and Servicing Agreement (the “Apple Sunnyvale Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Apple Sunnyvale Whole Loan”) that also includes one (1) additional pari passu promissory note and one (1) subordinate promissory note, which are not assets of the Issuing Entity. The Apple Sunnyvale Whole Loan will be initially serviced and administered in accordance with the Pooling and Servicing Agreement and the Apple Sunnyvale Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8. Following the securitization of the related controlling pari passu companion loan, the Apple Sunnyvale Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “75 Broad Street” on Exhibit B to the Pooling and Servicing Agreement (the “75 Broad Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “75 Broad Street Whole Loan”) that also includes one (1) additional pari passu promissory notes, one senior subordinate promissory note and one (1) subordinate promissory note, which are not assets of the Issuing Entity. The 75 Broad Street Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the NCMS 2017-75B securitization transaction, an executed version of which is attached hereto as Exhibit 4.3, and the 75 Broad Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The Mortgage Loan secured by the mortgaged property identified as “One West 34th Street” on Exhibit B to the Pooling and Servicing Agreement (the “One West 34th Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “One West 34th Street Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The One West 34th Street Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the BANK 2017-BNK4 securitization transaction, an executed version of which is attached hereto as Exhibit 4.4 and the One West 34th Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The Mortgage Loan secured by the mortgaged property identified as “Baypoint Commerce Center” on Exhibit B to the Pooling and Servicing Agreement (the “Baypoint Commerce Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Baypoint Commerce Center Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Baypoint Commerce Center Whole Loan will be serviced and administered in accordance with the with the Pooling and Servicing Agreement, and the Baypoint Commerce Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The Mortgage Loan secured by the mortgaged property identified as “Art Van Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Art Van Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Art Van Portfolio Whole Loan”) that also includes four (4) additional subordinate promissory notes, which are not assets of the Issuing Entity. The Art Van Portfolio Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Art Van Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

The Mortgage Loan secured by the mortgaged property identified as “Atlanta and Anchorage Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Atlanta and Anchorage Hotel Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Atlanta and Anchorage Hotel Portfolio Whole Loan”) that also includes four (4) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Atlanta and Anchorage Hotel Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CFCRE 2017-C8 securitization transaction, an executed version of which is attached hereto as Exhibit 4.5 and the Atlanta and Anchorage Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.13.

The Mortgage Loan secured by the mortgaged property identified as “Concorde Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Concorde Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Concorde Portfolio Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Concorde Portfolio Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Concorde Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.14.

The Mortgage Loan secured by the mortgaged property identified as “Lormax Stern Retail Development – Roseville” on Exhibit B to the Pooling and Servicing Agreement (the “Lormax Stern Retail Development – Roseville Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Lormax Stern Retail Development – Roseville Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Lormax Stern Retail Development – Roseville Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Lormax Stern Retail Development – Roseville Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.15.

The Mortgage Loan secured by the mortgaged property identified as “Sheraton Hotel Greensboro” on Exhibit B to the Pooling and Servicing Agreement (the “Sheraton Hotel Greensboro Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Sheraton Hotel Greensboro Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Sheraton Hotel Greensboro Whole Loan will be initially serviced and administered in accordance with the Pooling and Servicing Agreement and the Sheraton Hotel Greensboro Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.16. Following the securitization of the related controlling pari passu companion loan, the Sheraton Hotel Greensboro Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $846,304,000, were sold to UBS Securities LLC (“UBS Securities”), Wells Fargo Securities, LLC (“WFS”), SG Securities Americas, LLC (“SGSA”), Natixis Securities Americas LLC (“Natixis Securities”), CIBC World Markets Corp. (“CIBC World Markets”) and Academy Securities, Inc. (“Academy” and, together in such capacity with UBS Securities, WFS, SGAS, Natixis Securities and CIBC World Markets, the “Underwriters”), pursuant to the underwriting agreement, dated as of May 31, 2017 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On June 12, 2017, the Registrant also sold the Class D, Class D-RR, Class E-RR, Class F-RR, Class NR-RR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $112,681,038, to UBS Securities, WFS, SGAS, Natixis Securities and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of May 31, 2017, between the Registrant, the Initial Purchasers and UBS AG. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in UBS Commercial Mortgage Trust 2017-C1 (the “Issuing Entity”), a common law trust fund formed on June 12, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of sixty-seven (67) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred thirty-four (134) commercial, multifamily or manufactured housing community properties. The Mortgage Loans were acquired by the Registrant from (i) UBS AG, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of May 31, 2017, between the Registrant and UBS AG, (ii) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of May 31, 2017, between the Registrant and RMF, (iii) Natixis Real Estate

Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of May 31, 2017, between the Registrant and NREC, (iv) Wells Fargo Bank, National Association (“WFB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of May 31, 2017, between the Registrant and WFB, (v) Société Générale (“SG”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of May 31, 2017, between the Registrant and SG and (vi) CIBC Inc. (“CIBC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of May 31, 2017, between the Registrant and CIBC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated June 1, 2017 and as filed with the Securities and Exchange Commission on June 12, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of June 1, 2017.

On June 12, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $846,304,000. The net proceeds of the offering to the Registrant of the issuance of the Public Certificates, after deducting expenses payable by the Registrant of $7,351,262,.85, were approximately $951,379,157.41. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $1,128,773.00 in the form of fees were paid to the Underwriters, $563,819.75 were paid to or for the Underwriters and $5,658,670.10 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-207340) was originally declared effective on November 24, 2015.

The Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by NRFC Income Opportunity Securities Holdings, LLC, acting as a third-party purchaser under the Risk Retention Rule, of the Class D-RR, Class E-RR, Class F-RR and Class NR-RR Certificates (the “RR Certificates”).

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $51,233,841.68, representing 5.02% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor's Prospectus, dated June 1, 2017, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of May 31, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, Wells Fargo Securities, LLC, SG Securities Americas, LLC, Natixis Securities Americas LLC, CIBC World Markets Corp. and Academy Securities, Inc., as underwriters, and UBS AG.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of February 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement, dated and effective as of May 1, 2017, between Natixis Commercial Mortgage Securities LLC, as depositor, Keybank National Association, as servicer and special servicer, and Wells Fargo Bank, National Association, as certificate administrator, trustee and custodian.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Agreement Among Note Holders, dated as of May 16, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder and the Initial Note A-4 Holder, Deutsche Bank AG, New York Branch, as the Initial Note A-5 Holder, Cantor Commercial Real Estate Lending, L.P., as the Initial Note A-6 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, as the Initial Junior Noteholder.

Exhibit 4.7	Co-Lender Agreement, dated as of December 30, 2016, by and between Deutsche Bank AG, New York Branch, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder the Initial Note A-4 Holder, the Initial Note A-5 Holder and the Initial Note A-6 Holder.
Exhibit 4.8	Amended and Restated Co-Lender Agreement, dated as of May 10, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder and the Initial Note A-2 Holder and Koramco US Debt Strategy Private Real estate Investment Trust No. 3 as the Junior Note Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of May 24, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-A-1 Holder, the Initial Note A-A-2 Holder, the Initial Note A-B Holder and the Initial Note B Holder.
Exhibit 4.10	Amended and Restated Agreement Between Note Holders, dated as of May 15, 2017, by and between Wilmington Trust, National Association, as trustee, for the Benefit of the Registered Holders of the BANK 2017-BNK4, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK4, as the Initial Note A-1 Holder, Wells Fargo Bank, National Association, as the Initial Note A-2 Holder and Goldman Sachs Mortgage Company as the Initial Note A-3-1 Holder and the Initial Note A-3-2 Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of June 8, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder and the Initial Note A-4 Holder.
Exhibit 4.12	Amended and Restated Agreement Between Noteholders, dated as of June 8, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder and Wilmington Trust, National Association, as Trustee, for the Benefit of the Registered Holders of Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1, as the Initial Note A-4 Holder and the Initial Note A-5 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of March 23, 2017, among Rialto Mortgage Finance, LLC, as the Initial Note A-1-A Holder and the Initial Note A-1-B Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-2 Holder and Barclays Bank PLC as the Initial Note A-3-A Holder and the Initial Note A-3-B Holder.
Exhibit 4.14	Agreement Between Note Holders, dated as of May 22, 2017, by and between CIBC Inc., as the Initial Note A-1 Holder and the Initial Note A-2 Holder.
Exhibit 4.15	Agreement Between Note Holders, dated as of June 12, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder and the Initial Note A-2 Holder.

Exhibit 4.16	Agreement Between Note Holders, dated as of May 31, 2017, by and between Wells Fargo Bank, National Association, as the Initial Note A-1 Holder and the Initial Note A-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 12, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 12, 2017 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 1, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated May 31, 2017, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated May 31, 2017, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated May 31, 2017, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated May 31, 2017, between Wells Fargo Bank, National Association, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated May 31, 2017, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated May 31, 2017, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of May 31, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, Wells Fargo Securities, LLC, SG Securities Americas, LLC, Natixis Securities Americas LLC, CIBC World Markets Corp. and Academy Securities, Inc., as underwriters, and UBS AG.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated and effective as of February 1, 2017, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Trust and Servicing Agreement, dated and effective as of May 1, 2017, between Natixis Commercial Mortgage Securities LLC, as depositor, Keybank National Association, as servicer and special servicer, and Wells Fargo Bank, National Association, as certificate administrator, trustee and custodian.	(E)
4.4	Pooling and Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Agreement Among Note Holders, dated as of May 16, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder and the Initial Note A-4 Holder, Deutsche Bank AG, New York Branch, as the Initial Note A-5 Holder, Cantor Commercial Real Estate Lending, L.P., as the Initial Note A-6 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, as the Initial Junior Noteholder.	(E)
4.7	Co-Lender Agreement, dated as of December 30, 2016, by and between Deutsche Bank AG, New York Branch, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder the Initial Note A-4 Holder, the Initial Note A-5 Holder and the Initial Note A-6 Holder.	(E)
4.8	Amended and Restated Co-Lender Agreement, dated as of May 10, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder and the Initial Note A-2 Holder and Koramco US Debt Strategy Private Real estate Investment Trust No. 3 as the Junior Note Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.9	Co-Lender Agreement, dated as of May 24, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-A-1 Holder, the Initial Note A-A-2 Holder, the Initial Note A-B Holder and the Initial Note B Holder.	(E)
4.10	Amended and Restated Agreement Between Note Holders, dated as of May 15, 2017, by and between Wilmington Trust, National Association, as trustee, for the Benefit of the Registered Holders of the BANK 2017-BNK4, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK4, as the Initial Note A-1 Holder, Wells Fargo Bank, National Association, as the Initial Note A-1 Holder and the Initial Note A-2 Holder and Goldman Sachs Mortgage Company as the Initial Note A-3-1 Holder and the Initial Note A-3-2 Holder.	(E)
4.11	Agreement Between Note Holders, dated as of June 8, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder and the Initial Note A-4 Holder.	(E)
4.12	Amended and Restated Agreement Between Noteholders, dated as of June 8, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder and Wilmington Trust, National Association, as Trustee, for the Benefit of the Registered Holders of Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1, as the Initial Note A-4 Holder and the Initial Note A-5 Holder.	(E)
4.13	Co-Lender Agreement, dated as of March 23, 2017, among Rialto Mortgage Finance, LLC, as the Initial Note A-1-A Holder and the Initial Note A-1-B Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-2 Holder and Barclays Bank PLC as the Initial Note A-3-A Holder and the Initial Note A-3-B Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.14	Agreement Between Note Holders, dated as of May 22, 2017, by and between CIBC Inc., as the Initial Note A-1 Holder and the Initial Note A-2 Holder.	(E)
4.15	Agreement Between Note Holders, dated as of June 12, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder and the Initial Note A-2 Holder.	(E)
4.16	Agreement Between Note Holders, dated as of May 31, 2017, by and between Wells Fargo Bank, National Association, as the Initial Note A-1 Holder and the Initial Note A-2 Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 12, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 12, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 1, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated May 31, 2017, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated May 31, 2017, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.3	Mortgage Loan Purchase Agreement, dated May 31, 2017, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated May 31, 2017, between Wells Fargo Bank, National Association, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated May 31, 2017, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated May 31, 2017, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)